UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2009 – May 31, 2010

Item 1: Reports to Shareholders

Vanguard Wellington™ Fund
Semiannual Report

May 31, 2010

> Vanguard Wellington Fund returned about –0.8% for the six months ended May 31, 2010.

> The fund’s return trailed that of its composite index benchmark and the average return of its peer group.

> Poor stock selection in the equity portion of the portfolio dragged down the fund’s overall performance. The fund’s bond holdings, primarily its investments in corporate bonds, posted stronger results.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	6
Fund Profile.	9
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Cover photograph: Veronica Coia.

Your Fund’s Total Returns

Six Months Ended May 31, 2010
Total
Returns
Vanguard Wellington Fund
Investor Shares	-0.81%
Admiral™ Shares	-0.76
Wellington Composite Index	1.16
Mixed-Asset Target Allocation Growth Funds Average	0.29

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.
Mixed-Asset Target Allocation Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance
November 30, 2009 , Through May 31, 2010
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$28.99	$28.33	$0.438	$0.000
Admiral Shares	50.07	48.93	0.783	0.000

Chairman’s Letter

Dear Shareholder,

For the fiscal half-year ended May 31, 2010, Vanguard Wellington Fund returned –0.81% for Investor Shares, lagging both its composite benchmark index (+1.16%) and the average return of peer funds (+0.29%). The fund’s Admiral Shares returned –0.76%.

The fund’s weak performance was due largely to inferior stock selection in its equity portfolio, which accounts for roughly 65% of its holdings. A sharp decline in the U.S. stock market in May—the biggest monthly drop since February 2009—also contributed to the lackluster result for the six months.

The Wellington Fund’s fixed income portfolio, which accounts for about 35% of its holdings, outperformed its benchmark. The fund benefited from its holdings of corporate bonds from the financial industry as well as U.S. government agency debt. At the end of May, the fund’s 30-day SEC yield was 2.58% for Investor Shares and 2.63% for Admiral Shares.

Amid global turmoil, small-caps were a bright spot
Stock prices rallied at the start of the period, pulled back in January, then surged higher on rapid growth in corporate earnings and pervasive optimism about the strength of the economic recovery. In May, however, as the scope of Europe’s fiscal challenges seemed to expand, stock prices retreated sharply. For the full six months, U.S. stocks returned about 3%. Small-caps, which are less exposed to global turmoil than large-cap multinationals, performed much better than larger stocks.

International stocks posted a weak six-month return. For U.S.-based investors, a strengthening U.S. dollar reduced the value of assets denominated in other currencies.

Surprising developments, fast-changing sentiment
For most of the past six months, corporate and municipal bonds were the fixed income market’s best performers. Riskier securities delivered the highest returns, and U.S. Treasury prices drifted lower. These dynamics reflected both optimism that the U.S. economic recovery was gaining traction, enhancing the credit-worthiness of corporate borrowers, and investors’ wide-ranging search for yield in response to record-low short-term interest rates.

Toward the end of the period, however, investors retreated into U.S. Treasuries, rattled by Europe’s sovereign debt crisis. For the full six months, the broad taxable market returned a little more than 2%; municipal securities returned 3.60%.

Fund’s strategy was out of step with market’s preferences
For much of the six-month period, the stock market’s rally was led by small, fast-growing companies with weak balance sheets. This trend was a headwind for the Wellington Fund, whose advisor, Wellington Management Company, LLP, prefers

Market Barometer

			Total Returns
		Periods Ended May 31, 2010
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	1.53%	22.33%	0.67%
Russell 2000 Index (Small-caps)	14.84	33.62	2.77
Dow Jones U.S. Total Stock Market Index	2.78	23.49	1.25
MSCI All Country World Index ex USA (International)	-7.74	11.08	4.49

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.08%	8.42%	5.33%
Barclays Capital Municipal Bond Index	3.60	8.52	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.12	2.67

CPI
Consumer Price Index	0.85%	2.02%	2.33%

undervalued large-cap companies with strong fundamentals and a potential for above-average dividend growth.

The fund’s stock portfolio returned –2.57% for the fiscal half-year. By comparison, the S&P 500 Index, the benchmark for the equity portion of the portfolio, returned 0.40%. Eight of the fund’s ten equity sectors produced negative returns.

The fund’s energy, health care, and information technology stocks were notable weak spots.

In energy, the fund’s large stake in integrated oil and gas companies, including Total, BP, and Petrobras, shaved about 1% from its return. A decline in crude oil prices at the end of the period, weak refining margins, and questions about potential long-term growth punished energy stocks. Of course, BP’s oil-well disaster in the Gulf of Mexico and ensuing environmental problems did not help. (The equity benchmark index did not hold many of these worst-hit energy companies.)

In the health care sector, the fund was hurt by its significant holdings in pharmaceutical companies. Health care, while an attractive source of dividend yields, is a defensive sector and did not benefit much from the market’s upswing earlier in the period.

Information technology was another sector that did not do well during the six-month period. Many of the fund’s IT holdings tended to be large, established companies

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellington Fund	0.34%	0.23%	1.05%

The fund expense ratios shown are from the prospectus dated March 26, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the fund’s annualized expense ratios were 0.32% for Investor Shares and 0.22% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2009.

Peer group: Mixed-Asset Target Allocation Growth Funds.

with solid balance sheets, whereas investors preferred riskier investments with potential for significant growth.

The fund’s largest equity sector, financials, also had disappointing returns. The fund owned shares in several banks that bore the brunt of the recent European financial crisis, including HSBC (–22%) and UBS AG (–15%). The equity benchmark did not include these banks.

Among the few bright spots were the fund’s investments in the consumer discretionary and industrial sectors. Consumer discretionary—the best performing sector for the period—produced the highest six-month returns; however, its impact was limited. The fund’s allocation was small relative to the benchmark, and it did not hold many companies that had double-digit gains, including those in specialty retail, hospitality, and gaming. In industrials, the fund benefited from its investments in aerospace and defense companies as well as farm and construction equipment manufacturers.

The Wellington Fund’s fixed income portfolio, which is composed of investment-grade corporate and U.S. government bonds, had better results. For the half-year, the fixed income portfolio returned 2.63%, ahead of the return of its benchmark, the Barclays Capital U.S. Credit A or Better Bond Index, which returned 1.99%. The fund derived gains from strong selections among bank bonds. Exposure to taxable municipal bonds and an overweighted position in agency securities also helped the fund’s performance relative to the fixed income benchmark.

Diversification is important in all market conditions
During the past six months, the stock market has switched from a rally, fed by investor optimism, to a swift retreat as Europe’s sovereign debt crisis began to dominate the headlines.

The stock market’s unpredictable movement should not surprise you, nor should it necessarily affect your investment strategy. But it’s always wise to review your investment portfolio for consistency with your long-term goals, time horizon, and risk tolerance. One of the best ways to insulate your assets from the brunt of such wild market swings is to diversify your portfolio among, and within, different asset classes. Holding a mix of low-cost stock, bond, and short-term investments can help shield you from the markets’ worst outcomes while giving you the opportunity to participate in the best.

With its low costs, balanced approach, and long-term focus, Vanguard Wellington Fund can play an important role in such a diversified investment program.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 10, 2010

Advisor’s Report

Vanguard Wellington Fund returned –0.81% for Investor Shares during the six-month period ended May 31, 2010. This was short of the 1.16% return for our composite index benchmark, which is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds, and also trailed the 0.29% average return of the fund’s peer group. It was the first time in many years that we have trailed the benchmark index in a reporting period. Our quality focus and large-cap orientation were factors, as the recent market recovery favored smaller, higher-risk companies. We think that the market is ready for a rotation back into large, quality companies with attractive valuations, and that the fund is well-positioned to benefit.

Investment environment
Large-cap stocks gained 0.40% during the half-year, as measured by the Standard & Poor’s 500 Index. Investors’ concern about widening credit problems in the Eurozone weighed on markets, offsetting strong corporate earnings and the strengthening global economic recovery. Further discouraging investors were uncertainties about slowing growth in China and the pending reform of U.S. financial regulations.

Since the U.S. stock market reached bottom in early 2009, economically sensitive assets have rebounded strongly. Economies worldwide continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus programs work their way through the system. U.S. retail sales showed surprising strength during

Equity Portfolio Changes
Six months ended May 31, 2010

Additions	Comments
News Corporation	We added a new position after the stock price was weakened by disappointing entries from the company’s Filmed Entertainment unit.
Qualcomm	We added a new position as market skepticism about the
company’s long-term growth prospects pushed the share
price lower.

Deletions	Comments
Walt Disney	We eliminated our position after strong execution by management amid difficult economic conditions led to better-than-expected operating results and increased revenue.
International Paper	We eliminated our equity position as the risk/reward outlook was no longer favorable. The stock performed well as the market priced in a return of normal earnings power.

the past six months, and manufacturing data indicated improvements in both new orders and employment during the first part of 2010.

Areas of weakness persist, however. U.S. employment growth has remained moribund, sapping consumer confidence. The housing market is still fragile. Abroad, the fiscal problems in Greece continue to make headlines, and investors stayed cautious for much of the past half-year. Late in the period, details of a larger-than-expected aid package from the European Union and the International Monetary Fund began to emerge and helped quell some concern about near-term solvency issues in Greece.

Our successes
In the equity portion of the Wellington Fund, top contributors during the period included Comcast, MetLife, Ford Motor, and Deere.

Comcast’s shares surged on healthy first-quarter results driven by robust consumer growth, a rebound in advertising, and solid management of capital and expenses. Shares of MetLife rose after the firm agreed to purchase American Life Insurance from its parent company, American International Group. The acquisition should enhance earnings per share, and it gives MetLife a foothold in 65 countries. Ford Motor saw first-quarter sales jump 84%, fueled by continued sales strength in passenger cars, commercial vehicles, and the company’s international operations, particularly in China. Deere’s shares gained on continued strong sales growth globally; the company also raised its dividend.

The fund’s bond portfolio performed well during the period, with results driven primarily by security selections in corporate bonds. The corporate bond market continued to rebound as banks raised capital and reduced risk in their loan portfolios and as corporations strengthened their balance sheets. We also invested in the taxable municipal bond sector, particularly the Build America Bonds that were created by the large government stimulus plan. These securities performed well during the half-year. Relative to our benchmark index, the portfolio also benefited from a slightly overweighted allocation to agency pass-through mortgage-backed securities, which have received continued support from the Federal Reserve’s purchase program.

Our shortfalls
Disappointing stock selections were the main drivers of overall equity performance for the period. Holdings in the financial, information technology, and energy sectors detracted from the fund’s results. We were also hampered by the portfolio’s significant underweighting of the consumer discretionary sector and overweighting of the energy and health care sectors.

Notable detractors included Exxon Mobil, Total, BP, and Pfizer. Total’s shares fell on news of weak refining margins and disappointing upstream exploration, which has led to questions about its long-term growth potential. Further pressure on the company’s shares came from a market move toward cheaper European integrated oil companies. Although Exxon Mobil reported solid earnings in the first quarter, its shares were hurt by concerns about the longer-term ramifications of the BP oil spill for deep-water drilling. Shares of energy giant BP continued to fall in the aftermath of that massive spill in the Gulf of Mexico. We have strong concerns about BP and have significantly reduced our position.

In the fixed income portfolio, our U.S. Treasury holdings, which we maintain to meet potential liquidity needs, under-performed higher-risk assets during the period.

The fund’s positioning
We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in firms whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock selection process. Our discipline is focused on identifying industries with a favorable outlook for the supply and demand balance.

As the global economy is poised to improve, we are positioned in companies that should benefit from worldwide growth. We remain overweighted in multinational industrial companies. We also hold consumer staples companies that will benefit from growth in emerging markets. Given the depressed valuations and better-than-average dividend yields of many health care companies, we continue to find opportunities to buy high-quality businesses with attractive risk/reward prospects.

As the semiannual period closed, the fund’s equity portfolio was overweighted in the energy, financial, health care, industrial, and utilities sectors and underweighted in the information technology and consumer sectors.

The fund’s fixed income holdings are of high quality, and we will continue to emphasize liquidity. As yield spreads versus Treasuries have narrowed in most sectors, the market is now showing much more sensitivity to changes in the Treasury curve than in the past 18 months. We believe that, at some point in the next six to nine months, the economic recovery will become significantly broader and more robust, allowing the Fed to remove some of the massive stimulus it has supplied during the downturn. In anticipation of this, we are considering reducing the fund’s duration; however, we have yet to make a meaningful shift in that direction.

Edward P. Bousa, CFA, Senior Vice President and Equity Manager

John C. Keogh, Senior Vice President and Fixed Income Manager

Wellington Management Company, LLP

June 15, 2010

Wellington Fund

Fund Profile
As of May 31, 2010

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.34%	0.23%
30-Day SEC Yield	2.58%	2.63%

Equity Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	105	500	4,124
Median Market Cap $52.2B		$41.0B	$26.1B
Price/Earnings Ratio	13.7x	17.2x	18.8x
Price/Book Ratio	1.8x	2.1x	2.0x
Return on Equity	21.4%	20.6%	19.0%
Earnings Growth Rate	2.7%	6.3%	6.5%
Dividend Yield	2.7%	2.1%	1.8%
Foreign Holdings	11.6%	0.0%	0.0%
Turnover Rate
(Annualized)	28%	—	—
Short-Term Reserves	1.5%	—	—

Fixed Income Characteristics
		Barclays	Barclays
		Credit	Aggregate
		A or Better	Bond
	Fund	Index	Index
Number of Bonds	449	2,178	8,218
Average Quality	Aa3	Aa3/A1	Aa1/Aa2
Yield to Maturity
(before expenses)	3.8%	3.9%	3.2%
Average Coupon	5.2%	5.3%	4.5%
Average Duration	6.2 years	6.1 years	4.5 years
Average Effective
Maturity	9.7 years	9.4 years	6.8 years
Average quality: Moody’s Investors Service.

Total Fund Volatility Measures
		DJ
	Wellington	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.98	0.93
Beta	0.94	0.64

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)
AT&T Inc.	Integrated
	Telecommunication
	Services	3.4%
International Business	IT Consulting &
Machines Corp.	Other Services	3.0
Chevron Corp.	Integrated Oil &
	Gas	2.9
Wells Fargo & Co.	Diversified Banks	2.8
Pfizer Inc.	Pharmaceuticals	2.3
Exxon Mobil Corp.	Integrated Oil &
	Gas	2.2
JPMorgan Chase & Co.	Diversified Financial
	Services	2.2
Merck & Co. Inc.	Pharmaceuticals	2.0
Eli Lilly & Co.	Pharmaceuticals	1.8
Bank of America Corp.	Diversified Financial
	Services	1.7
Top Ten		24.3%
Top Ten as % of Total Net Assets		15.7%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 26, 2010, and represent estimated costs for the current fiscal year based on the fund’s net assets as of the prospectus date. For the six months ended May 31, 2010, the annualized expense ratios were 0.32% for Investor Shares and 0.22% for Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	7.6%	10.6%	12.0%
Consumer Staples	9.0	11.3	10.1
Energy	12.9	10.7	9.4
Financials	18.6	16.3	17.5
Health Care	14.8	11.7	11.3
Industrials	12.9	10.6	11.0
Information
Technology	12.7	18.9	18.7
Materials	3.9	3.5	4.0
Telecommunication
Services	3.4	2.8	2.6
Utilities	4.2	3.6	3.4

Sector Diversification (% of fixed income
portfolio)
Finance	35.2%
Foreign	4.3
Government Mortgage-Backed	2.9
Industrial	29.4
Treasury/Agency	14.5
Utilities	8.6
Other	5.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)
Aaa	20.5%
Aa	21.8
A	44.1
Baa	12.5
Ba	0.6
Not Rated	0.5
Ratings: Moody’s Investors Service.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1999, Through May 31, 2010

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Bond Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Note: For 2010, performance data reflect the six months ended May 31, 2010.

Average Annual Total Returns: Periods Ended March 31, 2010
This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	7/1/1929	36.35%	5.66%	3.40%	3.29%	6.69%
Admiral Shares	5/14/2001	36.52	5.78	3.48[1]	2.43[1]	5.91[1]
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of May 31, 2010

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission’s website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Comcast Corp. Class A	23,217,400	420,003	0.9%
Staples Inc.	19,396,600	417,415	0.8%
News Corp. Class A	24,670,700	325,653	0.7%
Consumer Discretionary—Other †		1,216,346	2.5%
		2,379,417	4.9%
Consumer Staples
Wal-Mart Stores Inc.	9,471,900	478,899	1.0%
PepsiCo Inc.	7,504,900	471,983	1.0%
Procter & Gamble Co.	6,241,775	381,310	0.8%
Philip Morris International Inc.	7,867,200	347,101	0.7%
Nestle SA ADR	6,881,500	313,487	0.6%
Kimberly-Clark Corp.	4,687,600	284,537	0.6%
Consumer Staples—Other †		518,485	1.1%
		2,795,802	5.8%
Energy
Chevron Corp.	12,312,300	909,510	1.9%
Exxon Mobil Corp.	11,312,800	683,972	1.4%
^ Total SA ADR	7,486,900	346,666	0.7%
Anadarko Petroleum Corp.	6,421,000	336,011	0.7%
Marathon Oil Corp.	9,942,600	309,115	0.7%
Energy—Other †		1,444,786	3.0%
		4,030,060	8.4%
Financials
Wells Fargo & Co.	30,694,317	880,620	1.8%
JPMorgan Chase & Co.	17,262,976	683,268	1.4%
Bank of America Corp.	34,500,500	543,038	1.1%
MetLife Inc.	12,237,605	495,500	1.0%
PNC Financial Services Group Inc.	6,924,600	434,519	0.9%

Wellington Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
ACE Ltd.	7,331,300	360,407	0.8%
Goldman Sachs Group Inc.	1,225,900	176,848	0.4%
Financials—Other †		2,159,445	4.5%
		5,733,645	11.9%
Health Care
Pfizer Inc.	47,398,541	721,880	1.5%
Merck & Co. Inc.	18,752,352	631,767	1.3%
Eli Lilly & Co.	17,237,300	565,211	1.2%
Johnson & Johnson	8,785,800	512,212	1.1%
Medtronic Inc.	12,504,800	489,938	1.0%
^ AstraZeneca PLC ADR	9,310,600	395,562	0.8%
Bristol-Myers Squibb Co.	15,789,400	366,472	0.8%
Teva Pharmaceutical Industries Ltd. ADR	5,383,900	289,891	0.6%
Health Care—Other †		640,311	1.3%
		4,613,244	9.6%
Industrials
Deere & Co.	9,285,000	535,559	1.1%
United Parcel Service Inc. Class B	6,800,000	426,768	0.9%
Lockheed Martin Corp.	4,940,600	394,853	0.8%
Siemens AG	4,165,484	379,337	0.8%
General Electric Co.	22,442,100	366,928	0.8%
Waste Management Inc.	9,645,700	313,582	0.7%
Canadian National Railway Co.	5,091,500	292,099	0.6%
Industrials—Other †		1,321,421	2.7%
		4,030,547	8.4%
Information Technology
International Business Machines Corp.	7,341,700	919,621	1.9%
Microsoft Corp.	16,632,600	429,121	0.9%
Accenture PLC Class A	9,210,700	345,586	0.7%
Texas Instruments Inc.	13,707,200	334,730	0.7%
* Cisco Systems Inc.	13,110,500	303,639	0.6%
Hewlett-Packard Co.	6,445,800	296,571	0.6%
Information Technology—Other †		1,335,703	2.8%
		3,964,971	8.2%

Materials †		1,226,220	2.6%

Telecommunication Services
AT&T Inc.	43,677,985	1,061,375	2.2%

Utilities
Dominion Resources Inc.	9,920,200	386,491	0.8%
FPL Group Inc.	7,154,800	357,239	0.7%
Exelon Corp.	7,685,100	296,645	0.6%
Utilities—Other †		261,421	0.6%
		1,301,796	2.7%
Total Common Stocks (Cost $26,960,974)		31,137,077	64.7%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.000%	9/30/11	525,000	528,034	1.1%
	United States Treasury Note/Bond	1.000%	7/31/11	511,000	513,954	1.1%
	United States Treasury Note/Bond	3.625%	2/15/20	440,000	451,414	0.9%
	United States Treasury Note/Bond	4.375%	11/15/39	333,890	342,498	0.7%
	United States Treasury Note/Bond	2.750%	2/15/19	102,000	98,701	0.2%
					1,934,601	4.0%
Agency Bonds and Notes
1	Bank of America Corp.	3.125%	6/15/12	50,000	52,079	0.1%
1	General Electric Capital Corp.	2.000%–3.000%	12/9/11–9/28/12	98,985	101,503	0.2%
1	John Deere Capital Corp.	2.875%	6/19/12	50,000	51,827	0.1%
1	JPMorgan Chase & Co.	3.125%	12/1/11	25,000	25,842	0.1%
1	PNC Funding Corp.	2.300%	6/22/12	13,590	13,925	0.0%
1	Wells Fargo & Co.	3.000%	12/9/11	19,000	19,605	0.0%
	Agency Bonds and Notes—Other †				176,889	0.4%
					441,670	0.9%
Conventional Mortgage-Backed Securities †					470,921	1.0%
Total U.S. Government and Agency Obligations (Cost $2,794,282)					2,847,192	5.9%
[2]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,822) †					5,967	0.0%
Corporate Bonds
Finance
	Banking
	BAC Capital Trust VI	5.625%	3/8/35	96,180	73,246	0.1%
	Bank of America NA	5.300%–6.000%	3/15/17–10/15/36	98,000	94,928	0.2%
	Bear Stearns Cos. LLC	6.400%–7.250%	10/2/17–2/1/18	25,150	28,217	0.1%
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,477	0.0%
	Goldman Sachs Group Inc.	5.350%–6.750%	5/1/14–10/1/37	322,995	323,222	0.7%
3	JPMorgan Chase & Co.	3.700%–7.900%	6/1/14–12/29/49	319,861	334,230	0.7%
	Merrill Lynch & Co. Inc.	5.770%–6.875%	7/25/11–9/15/26	188,000	190,598	0.4%
	National City Bank of Columbus	7.250%	7/15/10	25,000	25,127	0.1%
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	21,328	0.0%
	National City Corp.	6.875%	5/15/19	13,950	15,605	0.0%
	PNC Bank NA	4.875%	9/21/17	50,000	50,595	0.1%
3	PNC Financial Services Group Inc.	8.250%	5/31/49	44,000	44,440	0.1%
	Wachovia Bank NA	6.600%	1/15/38	60,000	63,101	0.1%
	Wachovia Corp.	5.250%–5.500%	5/1/13–8/1/14	37,900	40,762	0.1%
	Wells Fargo & Co.	3.625%–6.375%	8/1/11–12/11/17	176,350	185,493	0.4%
	Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,318	0.0%
2	Banking—Other †				2,340,253	4.9%
	Brokerage †				47,469	0.1%
	Finance Companies
	General Electric Capital Corp.	5.250%–6.750%	2/15/12–8/7/37	232,800	242,700	0.5%
2	Finance Companies—Other †				136,626	0.3%
	Insurance
2	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	59,175	0.1%
2	Insurance—Other †				1,105,085	2.3%
	Other Finance †				55,938	0.1%
2	Real Estate Investment Trusts †				279,046	0.6%
					5,788,979	12.0%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Industrial
Basic Industry †				136,990	0.3%
Capital Goods
Deere & Co.	7.125%	3/3/31	17,500	21,373	0.0%
General Electric Co.	5.250%	12/6/17	41,685	44,480	0.1%
John Deere Capital Corp.	5.100%–5.350%	1/17/12–1/15/13	80,000	85,919	0.2%
2 Capital Goods—Other †				330,369	0.7%
Communication
AT&T Inc.	5.100%–6.800%	9/15/14–9/1/37	178,255	191,943	0.4%
BellSouth Corp.	5.200%–6.550%	10/15/11–11/15/34	89,220	94,547	0.2%
BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	29,394	0.1%
2 Communication—Other †				603,814	1.2%
2 Consumer Cyclical †				697,070	1.4%
Consumer Noncyclical
AstraZeneca PLC	6.450%	9/15/37	48,385	54,570	0.1%
Eli Lilly & Co.	6.000%	3/15/12	45,000	48,839	0.1%
Johnson & Johnson	5.150%	7/15/18	14,800	16,457	0.0%
Medtronic Inc.	4.750%	9/15/15	20,000	21,992	0.1%
3 Merck & Co. Inc.	5.125%–6.550%	11/15/11–9/15/37	118,000	128,178	0.3%
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	12,253	0.0%
PepsiCo Inc.	3.100%–5.150%	5/15/12–1/15/15	98,000	103,013	0.2%
Pfizer Inc.	5.350%	3/15/15	33,000	37,019	0.1%
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,090	0.1%
2 Consumer Noncyclical—Other †				1,026,409	2.1%
2 Energy †				312,148	0.6%
2 Other Industrial †				91,140	0.2%
Technology
IBM International Group Capital LLC	5.050%	10/22/12	50,000	54,264	0.1%
International Business
Machines Corp.	5.875%–8.375%	11/1/19–11/29/32	50,000	60,038	0.2%
Technology—Other †				294,504	0.6%
Transportation
United Parcel Service Inc.	4.500%	1/15/13	66,475	71,466	0.1%
2 Transportation—Other †				227,671	0.5%
				4,831,950	10.0%
Utilities
2 Electric †				1,201,221	2.5%
2 Natural Gas †				173,950	0.4%
Other Utility †				42,322	0.1%
				1,417,493	3.0%
Total Corporate Bonds (Cost $11,479,280)				12,038,422	25.0%
[2]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $674,423) †				709,258	1.5%
[2]Taxable Municipal Bonds (Cost $784,554) †				831,474	1.7%

Wellington Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Temporary Cash Investments
Repurchase Agreement
BNP Paribas Securities Corp.
(Dated 5/28/10, Repurchase Value
$747,417,000, collateralized by
Federal Home Loan Mortgage Corp.
5.000%, 4/1/40, Federal National
Mortgage Assn. 5.000%–5.500%,
6/1/35–10/1/39)	0.200%	6/1/10	747,400	747,400	1.6%

			Shares
Money Market Fund
4,5 Vanguard Market Liquidity Fund	0.246%		681,831,660	681,832	1.4%
Total Temporary Cash Investments (Cost $1,429,232)				1,429,232	3.0%
Total Investments (Cost $44,128,567)				48,998,622	101.8%
Other Assets and Liabilities
Other Assets				369,829	0.8%
Liabilities[5]				(1,257,508)	(2.6%)
				(887,679)	(1.8%)
Net Assets				48,110,943	100.0%

Wellington Fund

At May 31, 2010, net assets consisted of:
Amount
($000)
Paid-in Capital	45,485,327
Undistributed Net Investment Income	225,418
Accumulated Net Realized Losses	(2,469,724)
Unrealized Appreciation (Depreciation)
Investment Securities	4,870,055
Foreign Currencies	(133)
Net Assets	48,110,943

Investor Shares—Net Assets
Applicable to 987,673,319 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	27,977,382
Net Asset Value Per Share—Investor Shares	$28.33

Admiral Shares—Net Assets
Applicable to 411,478,696 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,133,561
Net Asset Value Per Share—Admiral Shares	$48.93

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $653,469,000.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the aggregate value of these securities was $2,035,729,000, representing 4.2% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $681,832,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2010
($000)
Investment Income
Income
Dividends[1]	432,264
Interest	389,240
Security Lending	6,080
Total Income	827,584
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,998
Performance Adjustment	3,973
The Vanguard Group—Note C
Management and Administrative—Investor Shares	30,226
Management and Administrative—Admiral Shares	11,526
Marketing and Distribution—Investor Shares	2,947
Marketing and Distribution—Admiral Shares	1,938
Custodian Fees	115
Shareholders’ Reports—Investor Shares	210
Shareholders’ Reports—Admiral Shares	35
Trustees’ Fees and Expenses	42
Total Expenses	68,010
Net Investment Income	759,574
Realized Net Gain (Loss)
Investment Securities Sold	443,147
Futures Contracts	(4,052)
Swap Contracts	3,485
Foreign Currencies	(1,233)
Realized Net Gain (Loss)	441,347
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,614,073)
Foreign Currencies	(293)
Change in Unrealized Appreciation (Depreciation)	(1,614,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	(413,445)
1 Dividends are net of foreign withholding taxes of $12,797,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2010	2009
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	759,574	1,454,649
Realized Net Gain (Loss)	441,347	(2,326,850)
Change in Unrealized Appreciation (Depreciation)	(1,614,366)	10,570,485
Net Increase (Decrease) in Net Assets Resulting from Operations	(413,445)	9,698,284
Distributions
Net Investment Income
Investor Shares	(427,925)	(877,808)
Admiral Shares	(308,308)	(594,812)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(736,233)	(1,472,620)
Capital Share Transactions
Investor Shares	532,395	678,727
Admiral Shares	1,403,250	1,239,126
Net Increase (Decrease) from Capital Share Transactions	1,935,645	1,917,853
Total Increase (Decrease)	785,967	10,143,517
Net Assets
Beginning of Period	47,324,976	37,181,459
End of Period[1]	48,110,943	47,324,976
1 Net Assets—End of Period includes undistributed net investment income of $225,418,000 and $201,646,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$28.99	$23.79	$34.56	$33.76	$31.34	$30.54
Investment Operations
Net Investment Income	.448	.909	1.037	1.059	.982	.886
Net Realized and Unrealized Gain (Loss)
on Investments	(.670)	5.217	(9.289)	2.172	3.392	1.718
Total from Investment Operations	(.222)	6.126	(8.252)	3.231	4.374	2.604
Distributions
Dividends from Net Investment Income	(.438)	(.926)	(1.094)	(1.030)	(.980)	(.895)
Distributions from Realized Capital Gains	—	—	(1.424)	(1.401)	(.974)	(.909)
Total Distributions	(.438)	(.926)	(2.518)	(2.431)	(1.954)	(1.804)
Net Asset Value, End of Period	$28.33	$28.99	$23.79	$34.56	$33.76	$31.34

Total Return[1]	-0.81%	26.46%	-25.59%	10.09%	14.69%	8.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$27,977	$28,114	$22,486	$31,451	$29,318	$26,074
Ratio of Total Expenses to
Average Net Assets[2]	0.32%[3]	0.34%	0.29%	0.27%	0.30%	0.29%
Ratio of Net Investment Income to
Average Net Assets	3.07%[3]	3.59%	3.44%	3.14%	3.10%	2.93%
Portfolio Turnover Rate	28%[3]	28%	30%	23%	25%	24%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.02%, 0.01%, 0.01%, 0.01%, and 0.01%.
3 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	May 31,			Year Ended November 30,
Throughout Each Period	2010	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$50.07	$41.10	$59.71	$58.32	$54.15	$52.76
Investment Operations
Net Investment Income	.798	1.619	1.848	1.894	1.768	1.610
Net Realized and Unrealized Gain (Loss)
on Investments	(1.155)	8.999	(16.048)	3.762	5.849	2.970
Total from Investment Operations	(.357)	10.618	(14.200)	5.656	7.617	4.580
Distributions
Dividends from Net Investment Income	(.783)	(1.648)	(1.950)	(1.847)	(1.765)	(1.620)
Distributions from Realized Capital Gains	—	—	(2.460)	(2.419)	(1.682)	(1.570)
Total Distributions	(.783)	(1.648)	(4.410)	(4.266)	(3.447)	(3.190)
Net Asset Value, End of Period	$48.93	$50.07	$41.10	$59.71	$58.32	$54.15

Total Return	-0.76%	26.57%	-25.52%	10.23%	14.82%	9.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,134	$19,211	$14,696	$19,323	$15,851	$12,503
Ratio of Total Expenses to
Average Net Assets[1]	0.22%[2]	0.23%	0.18%	0.16%	0.17%	0.15%
Ratio of Net Investment Income to
Average Net Assets	3.17%[2]	3.70%	3.55%	3.25%	3.23%	3.09%
Portfolio Turnover Rate	28%[2]	28%	30%	23%	25%	24%

1 Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.02%, 0.01%, 0.01%, 0.01%, and 0.01%.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example,

ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Wellington Fund

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has sold credit protection through credit default swaps to simulate investments in long bond positions that are either unavailable or considered to be less attractively priced in the bond market. The fund has also purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an upfront payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of such reference entity or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund’s maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by entering into swaps only with highly rated counterparties, by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any securities posted as collateral for open contracts are noted in the Statement of Net Assets.

5. Mortgage Dollar Rolls: The fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal

Wellington Fund

and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgagedollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations to deliver purchased securities.

6. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

7. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2006–2009), and for the period ended May 31, 2010, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP , provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the combined index comprising the S&P 500 Index and Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended May 31, 2010, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund’s average net assets before an increase of $3,973,000 (0.02%) based on performance.

Wellington Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2010, the fund had contributed capital of $9,412,000 to

Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 3.76% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of May 31, 2010, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	26,692,542	4,444,535	—
U.S. Government and Agency Obligations	—	2,847,192	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	5,967	—
Corporate Bonds	—	12,038,422	—
Sovereign Bonds	—	709,258	—
Taxable Municipal Bonds	—	831,474	—
Temporary Cash Investments	681,832	747,400	—
Total	27,374,374	21,624,248	—

E. Realized net gain (loss) on derivatives for the six months ended May 31, 2010, was:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(4,052)	—	(4,052)
Swap Contracts	—	3,485	3,485
Realized Net Gain (Loss) on Derivatives	(4,052)	3,485	(567)

Wellington Fund

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended May 31, 2010, the fund realized net foreign currency losses of $1,233,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $1,664,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2009, the fund had available capital loss carryforwards totaling $2,913,854,000 to offset future net capital gains of $585,859,000 through November 30, 2016, and $2,327,995,000 through November 30, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2010; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2010, the cost of investment securities for tax purposes was $44,128,567,000. Net unrealized appreciation of investment securities for tax purposes was $4,870,055,000, consisting of unrealized gains of $6,290,399,000 on securities that had risen in value since their purchase and $1,420,344,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2010, the fund purchased $6,799,778,000 of investment securities and sold $4,965,689,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,200,412,000 and $1,703,774,000, respectively.

Wellington Fund

H. Capital share transactions for each class of shares were:
	Six Months Ended			Year Ended
	May 31, 2010		November 30, 2009
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,435,325	83,169	3,655,303	144,636
Issued in Lieu of Cash Distributions	414,876	14,153	849,915	34,192
Redeemed	(2,317,806)	(79,576)	(3,826,491)	(153,943)
Net Increase (Decrease)—Investor Shares	532,395	17,746	678,727	24,885
Admiral Shares
Issued	2,303,331	45,650	2,941,896	66,378
Issued in Lieu of Cash Distributions	282,490	5,577	541,836	12,610
Redeemed	(1,182,571)	(23,450)	(2,244,606)	(52,839)
Net Increase (Decrease)—Admiral Shares	1,403,250	27,777	1,239,126	26,149

I. In preparing the financial statements as of May 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2010
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2009	5/31/2010	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$991.89	$1.59
Admiral Shares	1,000.00	992.40	1.09
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.34	$1.61
Admiral Shares	1,000.00	1,023.83	1.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 162 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Interested Trustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]
F. William McNabb III	Principal Occupation(s) During the Past Five Years:
Born 1957. Trustee Since July 2009. Chairman of the	Chairman and Chief Executive Officer (retired 2009)
Board. Principal Occupation(s) During the Past Five	and President (2006–2008) of Rohm and Haas Co.
Years: Chairman of the Board of The Vanguard Group,	(chemicals); Director of Tyco International, Ltd.
Inc., and of each of the investment companies served	(diversified manufacturing and services) and Hewlett-
by The Vanguard Group, since January 2010; Director	Packard Co. (electronic computer manufacturing);
of The Vanguard Group since 2008; Chief Executive	Trustee of The Conference Board; Member of the
Officer and President of The Vanguard Group and of	Board of Managers of Delphi Automotive LLP
each of the investment companies served by The	(automotive components).
Vanguard Group since 2008; Director of Vanguard
Marketing Corporation; Managing Director of The	Amy Gutmann
Vanguard Group (1995–2008).	Born 1949. Trustee Since June 2006. Principal
Occupation(s) During the Past Five Years: President
of the University of Pennsylvania; Christopher H.
Independent Trustees	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
Emerson U. Fullwood	appointments at the Annenberg School for Commu-
Born 1948. Trustee Since January 2008. Principal	nication and the Graduate School of Education of
Occupation(s) During the Past Five Years: Executive	the University of Pennsylvania; Director of Carnegie
Chief Staff and Marketing Officer for North America	Corporation of New York, Schuylkill River Development
and Corporate Vice President (retired 2008) of Xerox	Corporation, and Greater Philadelphia Chamber of
Corporation (document management products and	Commerce; Trustee of the National Constitution Center;
services); Director of SPX Corporation (multi-industry	Chair of the Presidential Commission for the Study of
manufacturing), the United Way of Rochester,	Bioethical Issues.
Amerigroup Corporation (managed health care),
the University of Rochester Medical Center, and
Monroe Community College Foundation.

JoAnn Heffernan Heisen	Executive Officers
Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Corporate	Thomas J. Higgins
Vice President and Chief Global Diversity Officer since	Born 1957. Chief Financial Officer Since September
2006 (retired 2008) and Member of the Executive	2008. Principal Occupation(s) During the Past Five
Committee (retired 2008) of Johnson & Johnson	Years: Principal of The Vanguard Group, Inc.; Chief
(pharmaceuticals/consumer products); Vice President	Financial Officer of each of the investment companies
and Chief Information Officer of Johnson & Johnson	served by The Vanguard Group since 2008; Treasurer
(1997–2005); Director of the University Medical Center	of each of the investment companies served by The
at Princeton and Women’s Research and Education	Vanguard Group (1998–2008).
Institute; Member of the Advisory Board of the
Maxwell School of Citizenship and Public Affairs	Kathryn J. Hyatt
at Syracuse University.	Born 1955. Treasurer Since November 2008. Principal
Occupation(s) During the Past Five Years: Principal
F. Joseph Loughrey	of The Vanguard Group, Inc.; Treasurer of each of
Born 1949. Trustee Since October 2009. Principal	the investment companies served by The Vanguard
Occupation(s) During the Past Five Years: President	Group since 2008; Assistant Treasurer of each of the
and Chief Operating Officer since 2005 (retired 2009)	investment companies served by The Vanguard Group
and Vice Chairman of the Board (2008–2009) of	(1988–2008).
Cummins Inc. (industrial machinery); Director of
SKF AB (industrial machinery), Hillenbrand, Inc.	Heidi Stam
(specialized consumer services), Sauer-Danfoss Inc.	Born 1956. Secretary Since July 2005. Principal
(machinery), the Lumina Foundation for Education,	Occupation(s) During the Past Five Years: Managing
and Oxfam America; Chairman of the Advisory Council	Director of The Vanguard Group, Inc., since 2006;
for the College of Arts and Letters at the University of	General Counsel of The Vanguard Group since 2005;
Notre Dame.	Secretary of The Vanguard Group and of each of the
investment companies served by The Vanguard Group
André F. Perold	since 2005; Director and Senior Vice President of
Born 1952. Trustee Since December 2004. Principal	Vanguard Marketing Corporation since 2005;
Occupation(s) During the Past Five Years: George	Principal of The Vanguard Group (1997–2006).
Gund Professor of Finance and Banking at the Harvard
Business School; Chair of the Investment Committee
of HighVista Strategies LLC (private investment firm).	Vanguard Senior Management Team

Alfred M. Rankin, Jr.	R. Gregory Barton	Michael S. Miller
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	James M. Norris
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Glenn W. Reed
President, and Chief Executive Officer of NACCO	Paul A. Heller	George U. Sauter
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/
aircraft systems and services); Chairman of the Federal	Chairman Emeritus and Senior Advisor
Reserve Bank of Cleveland; Trustee of The Cleveland
Museum of Art.	John J. Brennan
Chairman, 1996–2009
Peter F. Volanakis	Chief Executive Officer and President, 1996–2008
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President
since 2007 and Chief Operating Officer since 2005	Founder
of Corning Incorporated (communications equipment);
President of Corning Technologies (2001–2005);	John C. Bogle
Director of Corning Incorporated and Dow Corning;	Chairman and Chief Executive Officer, 1974–1996
Trustee of the Corning Incorporated Foundation and
the Corning Museum of Glass; Overseer of the
Amos Tuck School of Business Administration at
Dartmouth College.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447
CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2010 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q212 072010

Vanguard® Wellington Fund
Schedule of Investments
May 31, 2010

		Market
		Value
	Shares	($000)
Common Stocks (64.7%)
Consumer Discretionary (4.9%)
Comcast Corp. Class A	23,217,400	420,003
Staples Inc.	19,396,600	417,415
News Corp. Class A	24,670,700	325,653
Time Warner Inc.	8,491,000	263,136
* Daimler AG	4,929,616	248,236
* Ford Motor Co.	17,000,360	199,414
Home Depot Inc.	4,974,400	168,433
Honda Motor Co. Ltd. ADR	4,455,900	135,607
Target Corp.	2,314,100	126,188
Volkswagen AG Prior Pfd.	853,628	75,332
		2,379,417
Consumer Staples (5.8%)
Wal-Mart Stores Inc.	9,471,900	478,899
PepsiCo Inc.	7,504,900	471,983
Procter & Gamble Co.	6,241,775	381,310
Philip Morris International Inc.	7,867,200	347,101
Nestle SA ADR	6,881,500	313,487
Kimberly-Clark Corp.	4,687,600	284,537
CVS Caremark Corp.	5,483,000	189,876
Coca-Cola Co.	3,547,600	182,347
Unilever NV	5,317,000	146,262
		2,795,802
Energy (8.4%)
Chevron Corp.	12,312,300	909,510
Exxon Mobil Corp.	11,312,800	683,972
^ Total SA ADR	7,486,900	346,666
Anadarko Petroleum Corp.	6,421,000	336,011
Marathon Oil Corp.	9,942,600	309,115
ConocoPhillips	5,222,263	270,827
Baker Hughes Inc.	5,795,000	221,021
EnCana Corp.	6,466,704	199,498
BP PLC ADR	4,769,400	189,521
Cenovus Energy Inc.	7,013,704	188,949
XTO Energy Inc.	3,234,100	138,225
Schlumberger Ltd.	1,944,800	109,201
^ ENI SPA ADR	2,709,900	101,560
Petroleo Brasileiro SA ADR	696,300	25,984
		4,030,060
Financials (11.9%)
Wells Fargo & Co.	30,694,317	880,620
JPMorgan Chase & Co.	17,262,976	683,268
Bank of America Corp.	34,500,500	543,038
MetLife Inc.	12,237,605	495,500
PNC Financial Services Group Inc.	6,924,600	434,519
ACE Ltd.	7,331,300	360,407
* UBS AG	19,285,534	257,076
US Bancorp	9,990,600	239,375
Muenchener Rueckversicherungs AG	1,818,553	231,567
Barclays PLC	51,489,036	225,894
Chubb Corp.	4,232,100	212,621
Toronto-Dominion Bank	3,103,400	212,490
Goldman Sachs Group Inc.	1,225,900	176,848
Morgan Stanley	4,979,000	134,981
State Street Corp.	3,480,027	132,833
Marsh & McLennan Cos. Inc.	5,526,700	120,537
Prudential PLC	14,385,989	112,960
HSBC Holdings PLC ADR	2,306,700	105,214
Hartford Financial Services Group Inc.	3,636,332	91,163
Mitsubishi UFJ Financial Group Inc.	17,092,800	82,734
		5,733,645

1

		Market
		Value
	Shares	($000)
Health Care (9.6%)
Pfizer Inc.	47,398,541	721,880
Merck & Co. Inc.	18,752,352	631,767
Eli Lilly & Co.	17,237,300	565,211
Johnson & Johnson	8,785,800	512,212
Medtronic Inc.	12,504,800	489,938
^ AstraZeneca PLC ADR	9,310,600	395,562
Bristol-Myers Squibb Co.	15,789,400	366,472
Teva Pharmaceutical Industries Ltd. ADR	5,383,900	289,891
Cardinal Health Inc.	7,040,700	242,834
UnitedHealth Group Inc.	5,163,000	150,088
* St. Jude Medical Inc.	2,875,500	107,371
^ Sanofi-Aventis SA ADR	2,305,203	70,049
* Gilead Sciences Inc.	1,947,900	69,969
		4,613,244
Industrials (8.4%)
Deere & Co.	9,285,000	535,559
United Parcel Service Inc. Class B	6,800,000	426,768
Lockheed Martin Corp.	4,940,600	394,853
Siemens AG	4,165,484	379,337
General Electric Co.	22,442,100	366,928
Waste Management Inc.	9,645,700	313,582
Canadian National Railway Co.	5,091,500	292,099
Honeywell International Inc.	6,030,300	257,916
FedEx Corp.	2,677,200	223,519
General Dynamics Corp.	3,114,100	211,447
Caterpillar Inc.	3,241,100	196,929
Illinois Tool Works Inc.	3,876,600	179,991
Northrop Grumman Corp.	2,840,200	171,804
Parker Hannifin Corp.	1,298,650	79,815
		4,030,547
Information Technology (8.2%)
International Business Machines Corp.	7,341,700	919,621
Microsoft Corp.	16,632,600	429,121
Accenture PLC Class A	9,210,700	345,586
Texas Instruments Inc.	13,707,200	334,730
* Cisco Systems Inc.	13,110,500	303,639
Hewlett-Packard Co.	6,445,800	296,571
Automatic Data Processing Inc.	6,570,400	268,598
QUALCOMM Inc.	7,510,400	267,070
Intel Corp.	12,263,000	262,673
Corning Inc.	14,711,800	256,427
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,946,885	178,203
Oracle Corp.	4,551,700	102,732
		3,964,971
Materials (2.6%)
BHP Billiton PLC	8,406,776	232,537
BASF SE	4,099,514	217,179
Syngenta AG ADR	4,128,600	183,209
Dow Chemical Co.	5,962,600	160,454
Newmont Mining Corp.	2,616,200	140,804
Air Products & Chemicals Inc.	1,947,500	134,494
Vale SA Class B ADR	4,174,472	115,903
Xstrata PLC	2,833,264	41,640
		1,226,220
Telecommunication Services (2.2%)
AT&T Inc.	43,677,985	1,061,375

Utilities (2.7%)
Dominion Resources Inc.	9,920,200	386,491
FPL Group Inc.	7,154,800	357,239
Exelon Corp.	7,685,100	296,645

2

					Market
					Value
				Shares	($000)
	PG&E Corp.			6,299,300	261,421
					1,301,796

Total Common Stocks (Cost $26,960,974)					31,137,077

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.9%)
U.S. Government Securities (4.0%)
	United States Treasury Note/Bond	1.000%	7/31/11	511,000	513,954
	United States Treasury Note/Bond	1.000%	9/30/11	525,000	528,034
	United States Treasury Note/Bond	2.750%	2/15/19	102,000	98,701
	United States Treasury Note/Bond	3.625%	2/15/20	440,000	451,414
	United States Treasury Note/Bond	4.375%	11/15/39	333,890	342,498
					1,934,601
Agency Bonds and Notes (0.9%)
1	Bank of America Corp.	3.125%	6/15/12	50,000	52,079
2	Federal Home Loan Banks	3.625%	9/16/11	33,000	34,241
1	General Electric Capital Corp.	3.000%	12/9/11	50,000	51,616
1	General Electric Capital Corp.	2.000%	9/28/12	48,985	49,887
1	HSBC USA Inc.	3.125%	12/16/11	50,000	51,716
1	John Deere Capital Corp.	2.875%	6/19/12	50,000	51,827
1	JPMorgan Chase & Co.	3.125%	12/1/11	25,000	25,842
1	KeyBank NA	3.200%	6/15/12	25,000	26,067
1	Morgan Stanley	3.250%	12/1/11	25,000	25,889
1	PNC Funding Corp.	2.300%	6/22/12	13,590	13,925
	Residual Funding - Strip	0.000%	7/15/20	20,000	13,184
1	SunTrust Bank	3.000%	11/16/11	25,000	25,792
1	Wells Fargo & Co.	3.000%	12/9/11	19,000	19,605
					441,670
Conventional Mortgage-Backed Securities (1.0%)
2,3	Fannie Mae Pool	5.500%	4/1/11–6/1/25	426,701	458,524
2,3	Federal National Mortgage Assn.	5.500%	2/1/12–6/1/23	2,355	2,531
3	Ginnie Mae I Pool	7.000%	11/15/31–11/15/33	8,876	9,825
3	Ginnie Mae I Pool	8.000%	6/15/17	37	41
					470,921
Total U.S. Government and Agency Obligations (Cost $2,794,282)					2,847,192

Asset-Backed/Commercial Mortgage-Backed Securities (0.0%)
3,4	Marriott Vacation Club Owner Trust	5.362%	10/20/28	4,970	5,091
3	UPFC Auto Receivables Trust	5.490%	5/15/12	861	876
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $5,822)					5,967
Corporate Bonds (25.0%)
Finance (12.0%)
	Banking (8.0%)
	American Express Bank FSB	5.550%	10/17/12	50,000	53,546
	American Express Bank FSB	5.500%	4/16/13	15,000	16,178
	American Express Credit Corp.	5.875%	5/2/13	44,000	47,901
4	American Express Travel Related Services Co. Inc.	5.250%	11/21/11	35,000	36,376
4	ANZ National Int'l Ltd.	2.375%	12/21/12	17,425	17,546
4	ANZ National International Ltd.	6.200%	7/19/13	35,540	39,254
	BAC Capital Trust VI	5.625%	3/8/35	96,180	73,246
	Bank of America NA	5.300%	3/15/17	68,000	67,045
	Bank of America NA	6.000%	10/15/36	30,000	27,883
	Bank of New York Mellon Corp.	5.125%	11/1/11	44,000	46,312
	Bank of New York Mellon Corp.	4.950%	11/1/12	30,000	32,402
	Bank of New York Mellon Corp.	4.950%	3/15/15	58,655	63,137
	Bank of Nova Scotia	3.400%	1/22/15	82,000	82,898
	Banque Paribas	6.950%	7/22/13	40,000	44,327

3

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Barclays Bank PLC	5.000%	9/22/16	15,570	15,419
3,4	Barclays Bank PLC	5.926%	12/15/49	51,000	39,334
	BB&T Corp.	4.900%	6/30/17	8,045	8,238
	BB&T Corp.	5.250%	11/1/19	8,000	8,197
	Bear Stearns Cos. LLC	6.400%	10/2/17	8,765	9,566
	Bear Stearns Cos. LLC	7.250%	2/1/18	16,385	18,651
	BNY Mellon NA	4.750%	12/15/14	4,750	5,114
3,4	BTMU Curacao Holdings NV	4.760%	7/21/15	47,895	48,010
	Capital One Bank USA NA	6.500%	6/13/13	20,705	22,908
	Capital One Capital IV	6.745%	2/17/37	21,000	17,010
	Citigroup Inc.	5.300%	10/17/12	50,000	51,578
	Citigroup Inc.	5.850%	8/2/16	30,000	30,619
	Citigroup Inc.	6.125%	11/21/17	64,960	66,185
	Citigroup Inc.	8.500%	5/22/19	34,000	39,830
	Citigroup Inc.	6.625%	6/15/32	45,000	42,799
	Citigroup Inc.	6.125%	8/25/36	30,000	26,648
	Citigroup Inc.	8.125%	7/15/39	8,325	9,625
4	Commonwealth Bank of Australia	3.750%	10/15/14	48,000	48,845
4	Credit Agricole SA	3.500%	4/13/15	50,000	49,310
	Credit Suisse	5.000%	5/15/13	87,750	93,461
	Credit Suisse	5.500%	5/1/14	30,000	32,296
	Credit Suisse AG	5.400%	1/14/20	40,000	39,149
	Credit Suisse USA Inc.	6.500%	1/15/12	15,000	16,090
	Deutsche Bank AG	5.375%	10/12/12	41,245	43,940
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	63,194
	Golden West Financial Corp.	4.750%	10/1/12	10,000	10,477
	Goldman Sachs Group Inc.	6.000%	5/1/14	75,000	79,672
	Goldman Sachs Group Inc.	5.350%	1/15/16	70,000	71,550
	Goldman Sachs Group Inc.	5.625%	1/15/17	40,000	39,878
	Goldman Sachs Group Inc.	5.950%	1/18/18	44,000	44,752
	Goldman Sachs Group Inc.	6.450%	5/1/36	50,000	45,811
	Goldman Sachs Group Inc.	6.750%	10/1/37	43,995	41,559
4	HBOS PLC	6.000%	11/1/33	80,500	62,079
	HSBC Bank USA NA	4.625%	4/1/14	19,710	20,567
	HSBC Holdings PLC	6.500%	5/2/36	25,000	25,518
4	ING Bank NV	2.650%	1/14/13	40,000	40,231
	JPMorgan Chase & Co.	4.650%	6/1/14	30,000	31,835
	JPMorgan Chase & Co.	5.125%	9/15/14	50,000	53,423
	JPMorgan Chase & Co.	3.700%	1/20/15	46,000	46,619
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	42,643
	JPMorgan Chase & Co.	6.000%	1/15/18	57,000	61,508
	JPMorgan Chase & Co.	6.300%	4/23/19	10,340	11,241
	JPMorgan Chase & Co.	4.950%	3/25/20	55,000	55,125
3	JPMorgan Chase & Co.	7.900%	12/29/49	31,521	31,836
	Mellon Funding Corp.	5.000%	12/1/14	30,000	32,660
	Merrill Lynch & Co. Inc.	5.770%	7/25/11	30,000	31,289
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	70,000	70,869
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	23,000	23,513
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	40,000	41,866
	Merrill Lynch & Co. Inc.	6.220%	9/15/26	25,000	23,061
	Morgan Stanley	6.750%	10/15/13	25,775	28,155
	Morgan Stanley	7.070%	2/10/14	17,500	18,917
	Morgan Stanley	4.750%	4/1/14	70,000	69,242
	Morgan Stanley	6.000%	5/13/14	20,000	20,770
	Morgan Stanley	6.000%	4/28/15	44,000	45,556
	Morgan Stanley	5.450%	1/9/17	70,000	68,932
	Morgan Stanley	6.250%	8/9/26	20,000	19,647
	National City Bank of Columbus	7.250%	7/15/10	25,000	25,127
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	21,328
	National City Corp.	6.875%	5/15/19	13,950	15,605
4	Nordea Bank AB	3.700%	11/13/14	22,880	23,185
	Northern Trust Co.	4.600%	2/1/13	5,925	6,307
	Northern Trust Corp.	5.300%	8/29/11	36,320	38,072
	Northern Trust Corp.	5.200%	11/9/12	34,940	37,971

4

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4	Oversea-Chinese Banking Corp. Ltd.	7.750%	9/6/11	14,805	15,900
	PNC Bank NA	4.875%	9/21/17	50,000	50,595
3	PNC Financial Services Group Inc.	8.250%	5/31/49	44,000	44,440
4	Rabobank Nederland NV	3.200%	3/11/15	52,000	52,313
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	40,775	40,898
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	9,700	9,241
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	19,510	18,576
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	10,000	8,114
4	Standard Chartered PLC	3.850%	4/27/15	14,990	14,816
	State Street Corp.	5.375%	4/30/17	76,315	80,241
4	Svenska Handelsbanken AB	4.875%	6/10/14	56,000	58,729
	UBS AG	3.875%	1/15/15	50,000	49,023
	UBS AG	5.875%	7/15/16	50,000	52,199
	US Bancorp	2.875%	11/20/14	32,000	32,163
	US Bank NA	6.375%	8/1/11	17,940	18,989
	US Bank NA	6.300%	2/4/14	30,000	33,566
	Wachovia Bank NA	6.600%	1/15/38	60,000	63,101
	Wachovia Corp.	5.500%	5/1/13	35,000	37,725
	Wachovia Corp.	5.250%	8/1/14	2,900	3,037
	Wells Fargo & Co.	6.375%	8/1/11	15,000	15,756
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,513
	Wells Fargo & Co.	5.250%	10/23/12	50,000	53,405
	Wells Fargo & Co.	4.950%	10/16/13	15,000	15,935
	Wells Fargo & Co.	3.750%	10/1/14	28,000	28,500
	Wells Fargo & Co.	3.625%	4/15/15	2,200	2,217
	Wells Fargo & Co.	5.125%	9/15/16	25,000	25,985
	Wells Fargo & Co.	5.625%	12/11/17	31,150	33,182
	Wells Fargo Financial Inc.	5.500%	8/1/12	20,000	21,318
	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.350%	11/15/10	659	671
	Ameriprise Financial Inc.	5.300%	3/15/20	11,590	11,856
	Charles Schwab Corp.	4.950%	6/1/14	14,750	15,887
	Nomura Holdings Inc.	5.000%	3/4/15	18,360	19,055
	Finance Companies (0.8%)
	General Electric Capital Corp.	5.875%	2/15/12	30,000	31,827
	General Electric Capital Corp.	6.000%	6/15/12	15,000	16,111
	General Electric Capital Corp.	5.250%	10/19/12	60,000	63,584
	General Electric Capital Corp.	5.450%	1/15/13	40,000	42,886
	General Electric Capital Corp.	5.400%	2/15/17	20,000	20,796
	General Electric Capital Corp.	6.750%	3/15/32	30,000	30,985
	General Electric Capital Corp.	6.150%	8/7/37	37,800	36,511
	HSBC Finance Corp.	5.700%	6/1/11	19,230	19,907
	HSBC Finance Corp.	6.375%	10/15/11	75,000	78,617
	HSBC Finance Corp.	5.500%	1/19/16	25,000	26,404
3,4	US Trade Funding Corp.	4.260%	11/15/14	11,205	11,698
	Insurance (2.4%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	23,469
	ACE INA Holdings Inc.	5.800%	3/15/18	40,360	43,469
	Aetna Inc.	6.500%	9/15/18	11,460	12,945
4	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	60,300
	Allstate Corp.	5.000%	8/15/14	10,000	10,819
3	Allstate Corp.	6.125%	5/15/37	30,000	26,160
3	Allstate Corp.	6.500%	5/15/57	20,000	17,562
^	American International Group Inc.	4.700%	10/1/10	34,400	34,314
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	54,133
	Chubb Corp.	6.000%	5/11/37	50,000	51,940
	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	20,847
4	Farmers Exchange Capital	7.050%	7/15/28	25,000	23,137
	Genworth Global Funding Trusts	5.125%	3/15/11	47,825	48,788
	Genworth Global Funding Trusts	5.750%	5/15/13	25,000	26,016
	Hartford Financial Services Group Inc.	7.900%	6/15/10	15,575	15,601
	Hartford Financial Services Group Inc.	4.625%	7/15/13	9,000	9,280
	Hartford Financial Services Group Inc.	4.750%	3/1/14	15,000	15,549

5

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hartford Financial Services Group Inc.	6.000%	1/15/19	44,000	43,417
ING USA Global Funding Trust	4.500%	10/1/10	25,000	25,269
4 Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	41,645
4 Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	32,855
4 MassMutual Global Funding II	2.875%	4/21/14	11,390	11,408
Mercury General Corp.	7.250%	8/15/11	20,000	21,124
4 Metropolitan Life Global Funding I	5.125%	11/9/11	30,000	31,295
4 Metropolitan Life Global Funding I	5.125%	6/10/14	20,000	21,369
4 Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	59,175
4 New York Life Global Funding	5.250%	10/16/12	20,720	22,414
4 New York Life Insurance Co.	5.875%	5/15/33	55,395	55,736
Principal Life Income Funding Trusts	5.125%	3/1/11	42,935	44,013
Protective Life Secured Trusts	4.850%	8/16/10	15,205	15,314
Prudential Financial Inc.	5.800%	6/15/12	25,080	26,781
Prudential Financial Inc.	5.150%	1/15/13	29,115	30,807
Prudential Financial Inc.	4.750%	4/1/14	28,700	29,908
Prudential Financial Inc.	5.100%	9/20/14	10,000	10,607
4 TIAA Global Markets Inc.	5.125%	10/10/12	46,100	49,712
Torchmark Corp.	7.875%	5/15/23	45,000	51,426
Travelers Cos. Inc.	5.800%	5/15/18	32,500	35,275
UnitedHealth Group Inc.	6.000%	6/15/17	9,500	10,381
Other Finance (0.1%)
NYSE Euronext	4.800%	6/28/13	52,025	55,938

Real Estate Investment Trusts (0.6%)
Duke Realty LP	5.950%	2/15/17	3,075	3,100
Duke Realty LP	6.500%	1/15/18	11,850	12,281
ProLogis	5.625%	11/15/16	19,600	18,934
Realty Income Corp.	6.750%	8/15/19	21,075	22,797
Simon Property Group LP	5.100%	6/15/15	50,000	52,571
Simon Property Group LP	6.100%	5/1/16	49,050	53,525
Simon Property Group LP	6.125%	5/30/18	10,000	10,768
4 WCI Finance LLC / WEA Finance LLC	5.700%	10/1/16	64,150	67,468
4 WEA Finance LLC	7.125%	4/15/18	34,000	37,602
				5,788,979
Industrial (10.0%)
Basic Industry (0.3%)
BHP Billiton Finance USA Ltd.	4.800%	4/15/13	15,000	16,160
BHP Billiton Finance USA Ltd.	7.250%	3/1/16	15,000	17,818
EI du Pont de Nemours & Co.	4.750%	11/15/12	17,560	18,926
PPG Industries Inc.	6.875%	2/15/12	9,355	10,154
Rio Tinto Alcan Inc.	7.250%	3/15/31	21,273	24,361
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	37,000	40,673
3 Rohm and Haas Holdings Ltd.	9.800%	4/15/20	7,500	8,898
Capital Goods (1.0%)
3M Co.	6.375%	2/15/28	30,000	34,361
Boeing Co.	8.625%	11/15/31	9,460	13,299
Caterpillar Financial Services Corp.	2.000%	4/5/13	21,175	21,297
Caterpillar Financial Services Corp.	6.200%	9/30/13	9,000	10,197
Caterpillar Inc.	7.300%	5/1/31	10,000	12,384
Deere & Co.	7.125%	3/3/31	17,500	21,373
General Dynamics Corp.	4.250%	5/15/13	40,000	42,851
General Electric Co.	5.250%	12/6/17	41,685	44,480
John Deere Capital Corp.	5.350%	1/17/12	40,000	42,443
John Deere Capital Corp.	5.100%	1/15/13	40,000	43,476
4 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	89,650	100,477
United Technologies Corp.	7.500%	9/15/29	19,230	24,068
United Technologies Corp.	6.050%	6/1/36	20,325	22,202
United Technologies Corp.	6.125%	7/15/38	45,000	49,233
Communication (1.9%)
AT&T Inc.	5.100%	9/15/14	40,160	44,181
AT&T Inc.	5.600%	5/15/18	44,000	47,940

6

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	6.450%	6/15/34	73,115	76,973
AT&T Inc.	6.800%	5/15/36	11,305	12,422
AT&T Inc.	6.500%	9/1/37	9,675	10,427
BellSouth Corp.	6.000%	10/15/11	25,000	26,500
BellSouth Corp.	5.200%	9/15/14	20,000	21,998
BellSouth Corp.	6.550%	6/15/34	32,225	34,162
BellSouth Corp.	6.000%	11/15/34	11,995	11,887
BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	29,394
CBS Corp.	5.750%	4/15/20	7,145	7,306
Cellco Partnership / Verizon Wireless Capital LLC	5.550%	2/1/14	28,000	31,059
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	21,000	26,411
Comcast Corp.	5.700%	5/15/18	48,500	52,354
DirecTV Holdings LLC / DirecTV Financing Co. Inc.	4.750%	10/1/14	18,500	19,563
3 France Telecom SA	7.750%	3/1/11	50,000	52,313
France Telecom SA	4.375%	7/8/14	16,800	17,923
Grupo Televisa SA	6.625%	1/15/40	25,090	25,059
News America Inc.	5.650%	8/15/20	14,505	15,672
4 SBA Tower Trust	4.254%	4/15/15	27,380	28,148
Time Warner Cable Inc.	5.850%	5/1/17	34,980	38,053
Time Warner Cable Inc.	6.750%	6/15/39	29,985	32,041
Verizon Communications Inc.	4.350%	2/15/13	15,530	16,538
Verizon Communications Inc.	5.500%	4/1/17	25,000	27,127
Verizon Communications Inc.	5.850%	9/15/35	49,525	48,869
Verizon Communications Inc.	6.900%	4/15/38	9,710	10,784
Verizon Global Funding Corp.	6.875%	6/15/12	10,000	11,046
Verizon Global Funding Corp.	4.375%	6/1/13	10,000	10,726
Verizon Global Funding Corp.	7.750%	12/1/30	56,410	68,183
Verizon Maryland Inc.	7.150%	5/1/23	10,000	10,597
Vodafone Group PLC	5.000%	12/16/13	10,000	10,780
Vodafone Group PLC	5.375%	1/30/15	40,000	43,262
Consumer Cyclical (1.4%)
4 American Honda Finance Corp.	4.625%	4/2/13	50,000	52,899
CVS Caremark Corp.	4.875%	9/15/14	35,000	37,672
CVS Caremark Corp.	5.750%	6/1/17	16,285	17,788
Daimler Finance North America LLC	6.500%	11/15/13	49,855	55,119
Daimler Finance North America LLC	8.500%	1/18/31	33,000	40,714
Johnson Controls Inc.	7.125%	7/15/17	36,300	41,453
Lowe's Cos. Inc.	6.875%	2/15/28	5,790	6,817
Lowe's Cos. Inc.	6.500%	3/15/29	39,900	45,467
Lowe's Cos. Inc.	5.500%	10/15/35	20,000	20,037
Lowe's Cos. Inc.	6.650%	9/15/37	25,905	29,941
Staples Inc.	9.750%	1/15/14	25,220	30,894
Target Corp.	5.875%	3/1/12	40,000	43,288
Target Corp.	5.125%	1/15/13	24,025	26,161
Target Corp.	5.875%	7/15/16	20,000	23,115
Time Warner Cos. Inc.	7.570%	2/1/24	20,000	23,411
Time Warner Cos. Inc.	6.950%	1/15/28	20,000	21,896
Time Warner Inc.	5.500%	11/15/11	21,460	22,654
Walt Disney Co.	6.375%	3/1/12	20,000	21,671
Walt Disney Co.	4.700%	12/1/12	33,500	36,156
Walt Disney Co.	5.625%	9/15/16	30,000	34,251
Western Union Co.	5.930%	10/1/16	60,000	65,666
Consumer Noncyclical (3.1%)
Abbott Laboratories	4.350%	3/15/14	30,500	32,879
Amgen Inc.	4.500%	3/15/20	6,625	6,864
Anheuser-Busch Cos. Inc.	5.000%	3/1/19	15,000	15,233
Anheuser-Busch Cos. Inc.	6.500%	1/1/28	19,550	20,809
Anheuser-Busch Cos. Inc.	6.800%	8/20/32	20,000	21,907
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	9,830	10,237
AstraZeneca PLC	6.450%	9/15/37	48,385	54,570
Baxter International Inc.	5.900%	9/1/16	12,498	14,460
Cardinal Health Inc.	5.850%	12/15/17	4,125	4,561
4 Cargill Inc.	5.200%	1/22/13	36,000	38,904

7

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
4 Cargill Inc.	4.375%	6/1/13	20,400	21,716
4 Cargill Inc.	6.000%	11/27/17	25,000	27,696
4 Cargill Inc.	6.875%	5/1/28	19,355	21,990
4 Cargill Inc.	6.125%	4/19/34	28,980	30,319
Coca-Cola Co.	5.350%	11/15/17	85,000	94,353
Coca-Cola Enterprises Inc.	6.125%	8/15/11	40,000	42,264
Coca-Cola Enterprises Inc.	7.000%	10/1/26	10,075	12,158
Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	46,357
Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	19,127
Colgate-Palmolive Co.	7.600%	5/19/25	13,920	18,312
ConAgra Foods Inc.	6.750%	9/15/11	632	676
Diageo Capital PLC	5.200%	1/30/13	50,590	54,883
Eli Lilly & Co.	6.000%	3/15/12	45,000	48,839
Express Scripts Inc.	6.250%	6/15/14	14,670	16,431
GlaxoSmithKline Capital Inc.	4.850%	5/15/13	35,000	38,117
GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	37,856
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	45,355
Hershey Co.	4.850%	8/15/15	9,620	10,488
Johnson & Johnson	5.150%	7/15/18	14,800	16,457
Kimberly-Clark Corp.	4.875%	8/15/15	30,000	32,820
Kraft Foods Inc.	4.125%	2/9/16	52,000	53,624
Medtronic Inc.	4.750%	9/15/15	20,000	21,992
Merck & Co. Inc.	5.125%	11/15/11	69,000	73,084
3 Merck & Co. Inc.	5.300%	12/1/13	39,000	43,247
Merck & Co. Inc.	6.550%	9/15/37	10,000	11,847
Pepsi Bottling Group Inc.	7.000%	3/1/29	10,000	12,253
PepsiCo Inc.	5.150%	5/15/12	50,000	53,793
PepsiCo Inc.	3.100%	1/15/15	48,000	49,220
Pfizer Inc.	5.350%	3/15/15	33,000	37,019
Philip Morris International Inc.	4.500%	3/26/20	8,250	8,185
3 Procter & Gamble - Esop	9.360%	1/1/21	52,035	67,036
4 Roche Holdings Inc.	6.000%	3/1/19	14,250	16,110
4 SABMiller PLC	6.500%	7/1/16	50,000	56,595
4 Tesco PLC	5.500%	11/15/17	50,000	54,855
Thermo Fisher Scientific Inc.	3.250%	11/20/14	9,385	9,556
Thermo Fisher Scientific Inc.	3.200%	5/1/15	10,355	10,514
Unilever Capital Corp.	5.900%	11/15/32	12,000	13,162
Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	36,090
Energy (0.6%)
Apache Finance Canada Corp.	7.750%	12/15/29	19,910	24,994
Conoco Funding Co.	6.350%	10/15/11	30,000	32,087
ConocoPhillips	9.375%	2/15/11	20,000	21,189
ConocoPhillips	5.200%	5/15/18	80,000	86,201
EOG Resources Inc.	5.625%	6/1/19	16,100	17,804
4 Motiva Enterprises LLC	5.750%	1/15/20	5,065	5,412
Shell International Finance BV	3.250%	9/22/15	44,000	45,049
Shell International Finance BV	4.375%	3/25/20	38,000	38,286
Statoil ASA	2.900%	10/15/14	19,885	20,201
Suncor Energy Inc.	5.950%	12/1/34	20,700	20,925
Other Industrial (0.2%)
4 Hutchison Whampoa International 03/13 Ltd.	6.500%	2/13/13	50,000	54,441
Snap-On Inc.	6.250%	8/15/11	34,990	36,699
Technology (0.9%)
Cisco Systems Inc.	4.450%	1/15/20	40,000	40,943
Dell Inc.	5.875%	6/15/19	34,840	38,500
Hewlett-Packard Co.	5.250%	3/1/12	75,000	80,223
Hewlett-Packard Co.	5.500%	3/1/18	29,135	32,700
IBM International Group Capital LLC	5.050%	10/22/12	50,000	54,264
International Business Machines Corp.	8.375%	11/1/19	25,000	33,045
International Business Machines Corp.	5.875%	11/29/32	25,000	26,993
Intuit Inc.	5.400%	3/15/12	19,610	20,753
Oracle Corp.	4.950%	4/15/13	25,020	27,219
Oracle Corp.	6.125%	7/8/39	18,000	19,943

8

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xerox Corp.	8.250%	5/15/14	17,710	20,653
Xerox Corp.	6.750%	2/1/17	6,040	6,828
Xerox Corp.	6.350%	5/15/18	4,115	4,490
Xerox Corp.	5.625%	12/15/19	2,135	2,252
Transportation (0.6%)
3 Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	30,908	30,290
4 ERAC USA Finance LLC	5.800%	10/15/12	12,835	13,894
4 ERAC USA Finance LLC	5.600%	5/1/15	6,960	7,584
4 ERAC USA Finance LLC	5.900%	11/15/15	19,500	21,505
4 ERAC USA Finance LLC	7.000%	10/15/37	26,175	28,491
3 Federal Express Corp. 1998 Pass Through Trust	6.720%	1/15/22	33,148	37,754
Southwest Airlines Co.	5.750%	12/15/16	32,500	33,728
3 Southwest Airlines Co. 1993-A Pass Through Trust	7.540%	6/29/15	30,733	31,745
3 Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	8/1/22	21,840	22,680
United Parcel Service Inc.	4.500%	1/15/13	66,475	71,466
				4,831,950
Utilities (3.0%)
Electric (2.5%)
Alabama Power Co.	4.850%	12/15/12	42,330	45,760
Alabama Power Co.	5.550%	2/1/17	17,650	19,278
Alabama Power Co.	5.700%	2/15/33	15,000	15,343
Carolina Power & Light Co.	6.300%	4/1/38	14,705	16,549
Central Illinois Public Service Co.	6.125%	12/15/28	54,000	53,432
Commonwealth Edison Co.	5.950%	8/15/16	23,120	26,025
Connecticut Light & Power Co.	5.650%	5/1/18	13,655	15,014
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	20,930	23,005
Consolidated Edison Co. of New York Inc.	5.300%	12/1/16	25,505	28,190
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	11,278	13,605
Dominion Resources Inc.	5.200%	8/15/19	19,250	20,048
Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,757
Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	19,374
4 EDP Finance BV	5.375%	11/2/12	40,745	42,237
4 Enel Finance International SA	6.800%	9/15/37	38,515	40,091
Florida Power & Light Co.	5.550%	11/1/17	9,835	10,931
Florida Power & Light Co.	5.650%	2/1/35	50,000	51,543
Florida Power & Light Co.	4.950%	6/1/35	10,000	9,557
Florida Power & Light Co.	5.650%	2/1/37	5,000	5,160
Florida Power & Light Co.	5.950%	2/1/38	39,215	42,166
Florida Power Corp.	6.350%	9/15/37	8,000	9,051
Florida Power Corp.	6.400%	6/15/38	27,055	31,281
Georgia Power Co.	5.400%	6/1/18	38,660	43,003
4 Iberdrola Finance Ireland Ltd.	3.800%	9/11/14	21,750	21,527
Midamerican Energy Holdings Co.	6.125%	4/1/36	25,000	25,836
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	24,125	24,954
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	65,072
Northern States Power Co./MN	6.250%	6/1/36	50,000	56,884
NSTAR	4.500%	11/15/19	3,535	3,670
PacifiCorp	5.900%	8/15/34	12,500	13,248
PacifiCorp	6.250%	10/15/37	36,635	40,769
Peco Energy Co.	5.350%	3/1/18	20,545	22,432
Potomac Electric Power Co.	6.500%	11/15/37	25,000	28,438
PPL Energy Supply LLC	6.200%	5/15/16	13,573	15,077
Public Service Electric & Gas Co.	5.300%	5/1/18	25,100	26,924
San Diego Gas & Electric Co.	6.000%	6/1/26	3,600	4,027
South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	9,441
South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	36,734
Southern California Edison Co.	6.000%	1/15/34	7,695	8,392
Southern California Edison Co.	5.550%	1/15/37	50,475	52,106
Southern California Edison Co.	5.950%	2/1/38	50,000	53,989
Southern Co.	5.300%	1/15/12	13,300	14,165
Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	23,152
Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	17,830
Wisconsin Public Service Corp.	6.080%	12/1/28	45,000	46,154

9

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Natural Gas (0.4%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	28,283
	British Transco Finance Inc.	6.625%	6/1/18	50,000	57,069
4	DCP Midstream LLC	6.450%	11/3/36	30,325	30,822
	KeySpan Corp.	4.650%	4/1/13	9,000	9,494
	National Grid PLC	6.300%	8/1/16	30,000	33,593
	Wisconsin Gas LLC	6.600%	9/15/13	13,100	14,689
	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	42,322
					1,417,493
Total Corporate Bonds (Cost $11,479,280)					12,038,422
Sovereign Bonds (U.S. Dollar-Denominated) (1.5%)
4	Abu Dhabi National Energy Co.	5.875%	10/27/16	41,140	41,084
4	CDP Financial Inc.	4.400%	11/25/19	40,000	39,848
4	EDF SA	4.600%	1/27/20	50,000	49,844
4	Emirate of Abu Dhabi	5.500%	8/2/12	10,000	10,664
	Inter-American Development Bank	4.375%	9/20/12	40,000	42,643
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	41,688
	Japan Finance Organization for Municipalities	4.625%	4/21/15	50,000	54,224
	Kreditanstalt fuer Wiederaufbau	7.000%	3/1/13	10,000	11,424
	Oesterreichische Kontrollbank AG	4.500%	3/9/15	50,000	53,305
	Province of British Columbia Canada	4.300%	5/30/13	40,000	43,314
	Province of Ontario Canada	4.500%	2/3/15	35,000	37,883
	Province of Ontario Canada	4.000%	10/7/19	56,415	56,197
	Province of Ontario Canada	4.400%	4/14/20	50,000	51,411
^	Province of Quebec Canada	4.875%	5/5/14	25,000	27,234
	Province of Quebec Canada	5.125%	11/14/16	50,000	55,719
4	Qatar Government International Bond	4.000%	1/20/15	32,000	32,800
4	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.500%	9/30/14	14,985	15,679
^,4	Republic of Austria	2.000%	11/15/12	19,825	20,098
	South Africa Government International Bond	6.500%	6/2/14	21,900	24,199
Total Sovereign Bonds (Cost $674,423)					709,258
Taxable Municipal Bonds (1.7%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,285	13,905
	Bay Area Toll Auth. CA Toll Bridge Rev.	6.263%	4/1/49	40,000	42,967
	Board of Trustees of The Leland Stanford Junior
	University	6.875%	2/1/24	34,745	43,503
	Board of Trustees of The Leland Stanford Junior
	University	7.650%	6/15/26	29,000	36,242
	Chicago IL Metro. Water Reclamation Dist. GO	5.720%	12/1/38	8,545	9,454
	Chicago IL O'Hare International Airport Rev.	6.845%	1/1/38	21,280	22,480
	Chicago IL O'Hare International Airport Rev.	6.395%	1/1/40	8,970	9,667
	Dallas TX Area Rapid Transit Rev.	5.999%	12/1/44	29,925	32,821
	Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	29,200	31,039
5	Kansas Dev. Finance Auth. Rev. (Public Employee
	Retirement System)	5.501%	5/1/34	50,000	51,441
	Los Angeles CA Dept. of Water & Power Rev.	6.008%	7/1/39	13,645	14,352
	Los Angeles CA USD GO	5.750%	7/1/34	55,325	53,298
	Maryland Transp. Auth. Rev.	5.888%	7/1/43	21,685	23,520
	Massachusetts School Building Auth. Dedicated Sales
	Tax Rev.	5.715%	8/15/39	40,105	42,355
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	35,285	43,061
	North Texas Tollway Auth. Rev.	6.718%	1/1/49	61,100	65,946
4,6	Ohana Military Communities LLC	5.558%	10/1/36	9,600	8,868
4,6	Ohana Military Communities LLC	5.780%	10/1/36	16,360	15,486
	Oregon GO	5.528%	6/30/28	50,000	52,506
	Oregon GO	5.902%	8/1/38	19,510	21,456
	Oregon State Dept. Transp. Highway Usertax Rev.	5.834%	11/15/34	25,930	27,887
4	Pacific Beacon LLC	5.379%	7/15/26	9,000	8,812

10

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Port Auth. of New York & New Jersey Rev.	5.859%	12/1/24	12,735	14,034
Port Auth. of New York & New Jersey Rev.	6.040%	12/1/29	10,455	11,510
President and Fellows of Harvard College	6.300%	10/1/37	50,675	55,675
San Antonio TX Electric & Gas Rev.	5.985%	2/1/39	11,890	13,234
Univ. of California Regents	6.583%	5/15/49	23,785	26,573
Univ. of California Rev.	5.770%	5/15/43	39,325	39,382
Total Taxable Municipal Bonds (Cost $784,554)				831,474
Temporary Cash Investments (3.0%)
Repurchase Agreement (1.6%)
BNP Paribas Securities Corp.(Dated 5/28/10,
Repurchase Value $747,417,000, collateralized by
Federal Home Loan Mortgage Corp. 5.000%, 4/1/40,
Federal National Mortgage Assn. 5.000%-5.500%,
6/1/35-10/1/39)	0.200%	6/1/10	747,400	747,400

				Market
				Value
	Coupon		Shares	($000)
Money Market Fund (1.4%)
7,8 Vanguard Market Liquidity Fund	0.246%		681,831,660	681,832

Total Temporary Cash Investments (Cost $1,429,232)				1,429,232
Total Investments (101.8%) (Cost $44,128,567)				48,998,622
Other Assets and Liabilities—Net (-1.8%)[8]				(887,679)
Net Assets (100%)				48,110,943

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $653,469,000.
1 Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program.
2 The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the aggregate value of these securities was $2,035,729,000, representing 4.2% of net assets.
5 Scheduled principal and interest payments are guaranteed by FSA (Financial Security Association).
6 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
7 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
8 Includes $681,832,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
USD—United School District.

11

© 2010 The Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA 212_072010

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 23, 2010

VANGUARD WELLINGTON FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 23, 2010

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 26, 2010, see file Number 33-53683,
Incorporated by Reference.